UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

_____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000

Seattle, WA 98101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 971-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2021, Broadmark Realty Capital Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with certain institutional investors relating to the private placement of $100.0 million aggregate principal amount of its 5.00% Senior Notes due 2026 (the “Notes”).

The Notes are senior unsecured obligations of the Company, bear interest at a rate equal to 5.00% per year, payable semi-annually in arrears. The Notes may be prepaid prior to their maturity date, subject to the payment of applicable premiums as required by the Note Purchase Agreement.

The Note Purchase Agreement contains financial covenants that require compliance with leverage and coverage ratios and maintenance of minimum tangible net worth, as well as other affirmative and negative covenants that may limit, among other things, the Company’s ability to incur liens and enter into mergers or transfer all or substantially all of its assets. The Note Purchase Agreement also includes customary representations and warranties and customary events of default.

The foregoing description of the Note Purchase Agreement is a summary and is qualified in its entirety by reference to the full text of the form of Note Purchase Agreement, including the form of Note attached thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Note Purchase Agreement, including the form of Note attached thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

By:	/s/ Nevin Boparai
	Name:	Nevin Boparai
	Title:	Executive Vice President and Chief Legal Officer

Date: November 17, 2021